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                                                                  EXHIBIT 3.B(3)

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholders
A I M Distributors, Inc. and Planholders
AIM Summit Investors Plans I:

We consent to the use of our report on AIM Summit Investors Plans I dated February 11, 2000 included or incorporated herein by reference.



/s/ KPMG LLP

Houston, Texas
February 20, 2001